Provisions	12 Months Ended
Dec. 31, 2021
Disclosure Of Provision [Abstract]
Note 17 - Provisions
Note 17 – Provisions

A.	Composition and changes in the provision

Site restoration and equipment dismantling	Legal claims	Other	Total
$ millions	$ millions	$ millions	$ millions

Balance as of January 1, 2021	279	10	32	321
Provisions recorded during the year	24	5	12	41
Provisions recorded in respect of business combinations	-	3	-	3
Provisions reversed during the year	-	(3)	(1)	(4)
Payments during the year	(13)	(1)	(2)	(16)
Translation differences	(7)	(1)	-	(8)
Balance as of December 31, 2021	283	13	41	337

(1)	Main items under 'Site restoration and equipment dismantling':

a.
Spain – In June 2018, a new restoration plan was approved for the Suria and Sallent sites, which included a plan for handling the salt piles and dismantling of facilities. The restoration plan for the Suria site is scheduled to extend until 2094, and for the Sallent site up to 2075.

Estimation of the projected costs for the closure and restoration of the Sallent site – the main portion of the estimated costs for closure and restoration is attributed to restoration of the salt pile. The Company is treating the salt pile, by both utilizing the salt for production and sale for de-icing purposes, and by processing the material and removing it to the sea via a Collector. As of December 31, 2021, the total provision for the closure and restoration of the Sallent site amounts to $77 million. The estimation is based on a long-term forecast, covering a period of more than 50 years, along with observed estimates and, therefore, the actual costs that may be required to restore the Sallent site may differ, even substantially, from the current provision. In the Company's estimation, the provision in its books reflects the best estimate of the expense required to settle this obligation.

b.
Rotem Israel – as of December 31, 2021, according to the Company's estimation, the provision for the restoration of the mining sites and waste repositories, for Rotem Israel's operations, amounted to $89 million. The provision is measured based on the present value of the cash flows, which relies on the Company's estimation of the future expense required for the restoration of the mining sites. The actual costs that may be required may differ, even substantially, from the current provision, as a result of the inherent complexity of such estimation, the Company's future decisions regarding the facilities and regulatory requirements.

c.
Bromine Israel (Neot Hovav) – pursuant to the Ministry of Environmental Protection, the Company is required to treat both solid waste of past periods which is stored in a designated defined area on the site's premises, and currently-produced waste created during the ongoing production processes in the plant. Waste treatment is partly conducted through a hydro-bromine acid recovering facility (BRU), operated by the Company. Part of the waste is sent for external designated treatment. As of December 31, 2021, the provision for prior periods waste treatment amounted to about $43 million. In the Company's estimation, based on the information currently available to it, the provision included in its financial statements covers the estimated cost for treating prior periods waste.

(1)
In 2016, a court decision was rendered which determined that ICL Iberia bears responsibility for contamination of water in certain wells at the Suria and Sallent sites (due to an over concentration of salt). In 2018, claims were received from several owners of the land surrounding the wells, demanding compensation from ICL Iberia for damages in the aggregate amount of $22 million. In the Company's estimation it is more likely than not that it would be required to compensate the owners in the amount of up to $4 million. The provision in the Company's books reflects this estimate.

(2)
In 2017, the Israeli Water Law was amended, according to which saline water of the kind produced for Dead Sea plants by the Company's own water drilling is charged with water fees. The Company objected to the charges relating to water drilling within the concession area, which constitutes about 65% of the total charge, based on various arguments, most notably the provisions of the Concession Law. In October 2021, the Water Authority informed the Company that water fees will not be charged for water production within the concession area.

In addition, in March 2021, a decision was made by the Water Authority, whereby despite the Company's objection, its definition should be changed to "Consumer-Producer", as defined in the Water Law, starting with the production license for 2021. The main implication of this change is an increase in the water fees of about $3 million per year for water from drillings outside the concession area. The Company filed an appeal with the water court against the said decision and the parties presented their arguments in a preliminary hearing. A hearing procedure is being held, in the framework of which an additional deliberation was scheduled for April 2022.